  SHAREHOLDER ACCOUNTS                                                            CORPORATE OFFICES
    c/o Ultimus Fund                                                              3707 W. Maple Road
     Solutions, LLC                                                           Bloomfield Hills, MI 48301
     P.O. Box 46707                                                                 (248) 644-8500
  Cincinnati, OH 45246                                                            Fax (248) 644-4250
     1-888-726-0753                         [SCHWARTZ LOGO]

                              SCHWARTZ VALUE FUND

Dear Fellow Shareowner:

Schwartz Value Fund was up 9.3% in 2000, versus negative returns for the major stock indices: -4.7% for the Dow, -9.1% for the S&P 500, and -39.3% for the Nasdaq Composite.

Value investors were vindicated last year, if they had the courage and patience to maintain their discipline. Many investors didn't. They got sucked into the vortex of a speculative stock mania in 1999, only to regret it in 2000.

                    HOW TOP PERFORMERS OF 1999 FARED IN 2000

                                                                PERCENTAGE CHANGE
                                                                ------------------
                          COMPANY                                1999        2000
                          -------                                ----        ----
Puma Technology (PUMA)......................................    3,770%      -93.6%
Sensar (SCII)...............................................    3,362%      -98.3%
Digital Lightwave (DIGL)....................................    2,668%      -50.5%
Qualcomm (QCOM).............................................    2,619%      -53.3%
Precision Optics (POCI).....................................    1,914%      -86.5%
Elcom International (ELCO)..................................    1,655%      -95.9%
Silicon Storage Technology (SSTI)...........................    1,592%      -14.0%
Amylin Pharmaceuticals (AMLN)...............................    1,569%       -5.5%
Modern Medical Modalities (MODM)............................    1,550%      -99.0%
BroadVision (BVSN)..........................................    1,494%      -79.1%
                                                                ------      ------
NASDAQ COMPOSITE............................................     85.6%      -39.3%

---------------------
Source: CSI, Interactive Data Corporation

Those who thought investing was easy, learned a few hard lessons in 2000. Investing is not a game and success is not assured. You can't just buy the hottest new issues or the stocks that have already gone up a lot, and expect to achieve satisfying long-term results. Numerous studies have shown that investors always overpay for rapidly growing companies while they underpay for unexciting companies. The price-earnings ratio is the gauge of investor enthusiasm. During the growth mania of the late 1990s, P-Es on the favored growth stocks were routinely 80 to 100 as overvaluations (and undervaluations) got extreme. In 2000 those excesses came unwound. Only after the bloody crash of former high flyers, does the long-term advantage of value investing become obvious. Risk management is an important factor in managing a portfolio, and the low P-E approach we follow generally mitigates risk. Even with the carnage in the Nasdaq and big-cap tech shares, the S&P 500 is still selling for 25 times earnings, a risky level by historical standards. In contrast, Schwartz Value Fund's average P-E is 16.

The leading economic indicators, including consumer sentiment, are pointing to some significant weakness. Clearly, the U.S. economy is slowing rapidly, if not stalled. Accordingly, caution is warranted in stock selection. Lower interest rates and a broad-based tax cut seem assured, but it remains to be seen whether these measures will curtail the downturn. The stimulative effects of more aggressive monetary and fiscal policy should help over time and provide some relief to debt-laden consumers. From mortgage and credit card debt to margin debt, consumers (and investors) are stretched. Corporations too, have taken on record levels of debt to finance expansion and stock repurchase programs. In this environment, a bumpy ride may lie ahead for certain segments of the market. Notwithstanding, for those investors with long-term horizons, opportunities abound.

One investment theme the Fund is using in 2001 is private education companies. Since education is a top priority for the new administration, this industry seems well positioned to benefit from an urgent need for an expanded knowledge-based economy. Portfolio holdings include Nobel Learning Communities, Inc., DeVry, Inc., and Strayer Education. All are industry leaders in niche markets with prospects for many years of growth ahead of them. Importantly, their share prices are well within the range of our value parameters. Indeed, that's what makes them value stocks -- good expected growth at a reasonable price.

Another theme Schwartz Value Fund is pursuing is the interest-sensitive housing and furniture industries. Manufactured homes or modular homes have been in a recession for over a year. Profits have been squeezed by industry overcapacity and the lack of retail financing availability. These conditions are temporary. We've taken positions in two manufactured housing leaders -- Champion Enterprises, Inc. and Fleetwood Enterprises Inc., whose deeply depressed share prices offer a classic contrarian opportunity to "buy straw hats in January." Ethan Allen Interiors Inc., on the other hand, is not a turnaround candidate. It's a fine company and an industry leader in furniture manufacturing and retailing. The Company enjoys an excellent record of consistent growth in sales and profitability. With a solid brand name, a strong balance sheet and a well-respected management team, it's the kind of company the Fund could own for a long time.

The year-end distribution of $.95 per share of long-term capital gains was paid December 29, 2000, and the Fund finished the year with a net asset value of $20.62 per share.

Thanks again for investing in the Schwartz Value Fund. I think you've made a wise decision to put a portion of your assets into this Fund.

                               With best regards,

                              SCHWARTZ VALUE FUND

                             /s/ George P. Schwartz
                            George P. Schwartz, CFA
                                   President

February 9, 2001

                          ANNUAL TOTAL RATES OF RETURN

                                                  1984    1985    1986     1987    1988    1989     1990    1991    1992    1993
                                                 ------   -----   -----   ------   -----   -----   ------   -----   -----   -----
SCHWARTZ VALUE FUND(A).........................   11.1%   21.7%   16.4%    -0.6%   23.1%    8.3%    -5.3%   32.0%   22.7%   20.5%
RUSSELL 2000 INDEX(B)..........................   -9.6%   28.0%    4.0%   -10.2%   22.5%   14.2%   -21.3%   43.4%   16.5%   17.3%
RUSSELL 2000 VALUE(B)..........................   -1.4%   26.5%    4.9%    -9.1%   26.0%    9.6%   -24.3%   38.0%   26.3%   21.5%
RUSSELL 2000 GROWTH(B).........................  -17.0%   29.3%    2.6%   -11.4%   18.8%   19.0%   -18.5%   49.6%    6.8%   12.5%
NASDAQ COMPOSITE(B)............................  -11.2%   31.4%    7.4%    -5.3%   15.4%   19.3%   -17.8%   56.8%   15.5%   14.7%
VALUE LINE COMPOSITE(B)........................   -8.4%   20.7%    5.0%   -10.6%   15.4%   11.2%   -24.3%   27.2%    7.0%   10.7%
S & P 500......................................    6.1%   31.6%   18.7%     5.3%   16.8%   31.6%    -3.2%   30.4%    7.6%   10.1%
CONSUMER PRICE INDEX...........................    4.3%    3.5%    1.1%     4.4%    4.4%    4.6%     6.1%    3.1%    2.9%    2.7%

                                                                                                            COMPOUND ANNUAL
                                                                                                         TOTAL RATES OF RETURN
                                                                                                       --------------------------
                                             1994    1995    1996    1997     1998    1999     2000    5 YEAR   10 YEAR   17 YEAR
                                             -----   -----   -----   -----   ------   -----   ------   ------   -------   -------
SCHWARTZ VALUE FUND(A).....................  -6.8%   16.9%   18.3%   28.0%   -10.4%   -2.5%     9.3%    7.7%     11.9%     11.2%
RUSSELL 2000 INDEX(B)......................  -3.2%   26.2%   14.8%   20.5%    -3.5%   19.6%    -4.2%    8.9%     13.9%      9.0%
RUSSELL 2000 VALUE(B)......................  -3.7%   22.7%   18.4%   28.9%    -8.5%   -3.5%    19.6%   10.0%     15.0%      9.9%
RUSSELL 2000 GROWTH(B).....................  -3.1%   30.1%   10.7%   12.5%     0.8%   42.5%   -23.0%    6.6%     12.1%      7.7%
NASDAQ COMPOSITE(B)........................  -3.2%   39.9%   22.7%   21.6%    39.6%   85.6%   -39.3%   18.6%     20.8%     13.7%
VALUE LINE COMPOSITE(B)....................  -6.0%   19.3%   13.4%   21.1%    -3.8%   -1.4%    -8.7%    3.5%      7.2%      4.2%
S & P 500..................................   1.3%   37.5%   22.9%   33.4%    28.6%   21.0%    -9.1%   18.3%     17.4%     16.3%
CONSUMER PRICE INDEX.......................   2.7%    2.6%    3.3%    1.7%     1.5%    2.7%     3.4%    2.5%      2.7%      3.2%

---------------------

(A) Schwartz Value Fund's performance combines the performance of the Fund, since its commencement of operations as a registered investment company on July 20, 1993, and the performance of RCM Partners Limited Partnership for periods prior thereto.

(B) Excluding dividends.

SCHWARTZ VALUE FUND
TEN LARGEST EQUITY HOLDINGS
DECEMBER 31, 2000

--------------------------------------------------------------------------------

                                                                           MARKET
SHARES                             COMPANY                                 VALUE
-------                            -------                               ----------
 45,000  Fifth Third Bancorp.........................................    $2,688,750
140,000  Malan Realty Investors, Inc. ...............................    $1,487,500
245,000  Data Research Associates, Inc. .............................    $1,470,000
400,000  Champion Enterprises, Inc. .................................    $1,100,000
 65,000  Huntington Bancshares Inc. .................................    $1,052,187
 40,000  Kaydon Corporation..........................................    $  995,000
 55,000  Cable Design Technologies Corporation.......................    $  924,687
 35,000  America Service Group, Inc. ................................    $  910,000
 40,000  SPSS, Inc. .................................................    $  882,500
 30,000  Littelfuse, Inc. ...........................................    $  858,750

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

--------------------------------------------------------------------------------

                                                                                    MARKET
  SHARES                           COMMON STOCK -- 93.3%                             VALUE
----------      ------------------------------------------------------------      -----------
                AEROSPACE/DEFENSE -- 1.5%
     2,000      General Dynamics Corporation................................      $   156,000
     5,000      Litton Industries, Inc.*....................................          393,438
                                                                                  -----------
                                                                                      549,438
                                                                                  -----------
                APPAREL & TEXTILES -- 2.3%
    15,000      Jones Apparel Group, Inc.*..................................          482,813
     5,000      K-Swiss, Inc. -- Class A....................................          125,000
    15,000      Nautica Enterprises, Inc.*..................................          228,516
                                                                                  -----------
                                                                                      836,329
                                                                                  -----------
                BUILDING MATERIALS & CONSTRUCTION -- 6.1%
   400,000      Champion Enterprises, Inc.*.................................        1,100,000
    30,000      Fleetwood Enterprises Inc...................................          315,000
    10,000      Gardner Denver, Inc.*.......................................          213,000
    10,000      Masco Corporation...........................................          256,875
    10,000      Schuler Homes, Inc.*........................................           90,000
     5,000      Toll Brothers, Inc.*........................................          204,375
                                                                                  -----------
                                                                                    2,179,250
                                                                                  -----------
                BUSINESS & INDUSTRIAL PRODUCTS -- 0.5%
     6,000      AptarGroup, Inc.............................................          176,250
                                                                                  -----------
                BUSINESS SERVICES -- 4.0%
    12,500      Concord EFS, Inc.*..........................................          549,219
    10,000      Convergys Corporation*......................................          453,125
    10,000      Kronos, Inc.*...............................................          309,375
    10,000      The ServiceMaster Company...................................          115,000
                                                                                  -----------
                                                                                    1,426,719
                                                                                  -----------

See notes to financial statements.

--------------------------------------------------------------------------------

                                                                                    MARKET
  SHARES                           COMMON STOCK -- 93.3%                             VALUE
----------      ------------------------------------------------------------      -----------
                COMMUNICATION EQUIPMENT & SERVICES -- 2.1%
    10,000      Datron Systems Incorporated*................................      $   120,000
    40,000      LoJack Corporation*.........................................          302,500
    22,000      Universal Electronics Inc.*.................................          339,625
                                                                                  -----------
                                                                                      762,125
                                                                                  -----------
                COMPUTER EQUIPMENT & SERVICES -- 1.0%
    10,000      National Data Corporation...................................          366,250
                                                                                  -----------
                CONSUMER PRODUCTS -- DURABLES -- 6.1%
   100,000      Craftmade International, Inc................................          706,250
    20,000      Ethan Allen Interiors, Inc..................................          670,000
    50,000      HMI Industries, Inc.........................................           53,125
    20,000      Monaco Coach Corporation....................................          353,750
    15,000      Snap-On Inc.................................................          418,125
                                                                                  -----------
                                                                                    2,201,250
                                                                                  -----------
                CONSUMER PRODUCTS -- NONDURABLES -- 4.0%
    12,500      Fortune Brands, Inc.........................................          375,000
    25,000      Perrigo Company*............................................          207,031
    40,000      Velcro Industries N.V.......................................          420,000
    17,500      Weyco Group, Inc............................................          422,188
                                                                                  -----------
                                                                                    1,424,219
                                                                                  -----------
                EDUCATION -- 2.2%
     7,500      DeVRY, Inc.*................................................          283,125
    20,000      Nobel Learning Communities, Inc.*...........................          112,500
    15,000      Strayer Education, Inc......................................          383,438
                                                                                  -----------
                                                                                      779,063
                                                                                  -----------
                ELECTRONICS -- 2.4%
    30,000      Littelfuse, Inc.*...........................................          858,750
                                                                                  -----------
                ENERGY & MINING -- 3.5%
    65,000      Input/Output, Inc.*.........................................          662,187
    20,000      Oglebay Norton Company......................................          388,750
     5,000      Patterson Energy, Inc.*.....................................          186,250
                                                                                  -----------
                                                                                    1,237,187
                                                                                  -----------

See notes to financial statements.

--------------------------------------------------------------------------------

                                                                                    MARKET
  SHARES                           COMMON STOCK -- 93.3%                             VALUE
----------      ------------------------------------------------------------      -----------
                ENVIRONMENTAL SERVICES -- 1.7%
    55,000      Sevenson Environmental Services, Inc........................      $   591,250
                                                                                  -----------
                FINANCE -- BANKS & THRIFTS -- 11.4%
     6,000      Comerica, Inc...............................................          356,250
    45,000      Fifth Third Bancorp.........................................        2,688,750
    65,000      Huntington Bancshares Incorporated..........................        1,052,187
                                                                                  -----------
                                                                                    4,097,187
                                                                                  -----------
                FINANCE -- INSURANCE -- 1.7%
   150,000      Queensway Financial Holdings Ltd.*..........................           34,953
   100,000      Unico American Corporation..................................          587,500
                                                                                  -----------
                                                                                      622,453
                                                                                  -----------
                FINANCE -- MISCELLANEOUS -- 2.1%
     5,000      Countrywide Credit Industries, Inc..........................          251,250
    12,500      H&R Block, Inc..............................................          517,188
                                                                                  -----------
                                                                                      768,438
                                                                                  -----------
                HEALTHCARE -- 5.1%
    35,000      America Service Group, Inc.*................................          910,000
     3,500      IMPATH, Inc.*...............................................          232,750
    15,000      Manor Care, Inc.*...........................................          309,375
    20,000      STERIS Corporation*.........................................          322,500
    15,000      Theragenics Corporation*....................................           75,000
                                                                                  -----------
                                                                                    1,849,625
                                                                                  -----------
                HOLDING COMPANIES -- 1.8%
    53,000      PICO Holdings, Inc.*........................................          659,187
                                                                                  -----------

See notes to financial statements.

--------------------------------------------------------------------------------

                                                                                    MARKET
  SHARES                           COMMON STOCK -- 93.3%                             VALUE
----------      ------------------------------------------------------------      -----------
                INDUSTRIAL PRODUCTS & SERVICES -- 8.0%
    10,000      Deere & Company.............................................      $   458,125
     2,000      Eaton Corporation...........................................          150,375
     2,000      Greif Bros. Corporation -- Class A..........................           57,000
    40,000      Kaydon Corporation..........................................          995,000
     5,000      Lincoln Electric Holdings, Inc..............................           98,125
    50,000      Maritrans, Inc..............................................          412,500
    20,000      Pall Corporation............................................          426,250
     3,000      Simpson Manufacturing Co., Inc..............................          153,000
    15,000      X-Rite, Inc.................................................          117,187
                                                                                  -----------
                                                                                    2,867,562
                                                                                  -----------
                INFORMATION TECHNOLOGY -- 11.0%
   130,000      Compuware Corporation*......................................          812,500
   245,000      Data Research Associates, Inc...............................        1,470,000
    40,000      Network Associates, Inc.....................................          167,500
    30,000      Rainbow Technologies, Inc.*.................................          474,375
     3,000      RSA Security, Inc.*.........................................          158,625
    40,000      SPSS, Inc.*.................................................          882,500
                                                                                  -----------
                                                                                    3,965,500
                                                                                  -----------
                PRINTING & PUBLISHING -- 0.2%
    10,000      Thomas Nelson, Inc..........................................           70,000
                                                                                  -----------
                REAL ESTATE -- 5.1%
    15,000      Host Marriott Corporation...................................          194,062
    16,499      I. Gordon Corporation*......................................          151,585
   140,000      Malan Realty Investors, Inc.................................        1,487,500
                                                                                  -----------
                                                                                    1,833,147
                                                                                  -----------
                RETAIL -- 3.9%
    15,000      MCSI, Inc.*.................................................          320,625
     3,000      Payless ShoeSource, Inc.*...................................          212,250
    50,000      Ross Stores, Inc............................................          843,750
    10,000      The Good Guys, Inc.*........................................           30,000
                                                                                  -----------
                                                                                    1,406,625
                                                                                  -----------

See notes to financial statements.

--------------------------------------------------------------------------------

                                                                                    MARKET
  SHARES                           COMMON STOCK -- 93.3%                             VALUE
----------      ------------------------------------------------------------      -----------
                TECHNOLOGY -- 3.8%
    30,000      Axcelis Technologies Inc.*                                        $   266,250
    55,000      Cable Design Technologies Corporation*......................          924,687
     7,500      Dallas Semiconductor Corporation............................          192,188
                                                                                  -----------
                                                                                    1,383,125
                                                                                  -----------
                TRANSPORTATION -- 1.8%
    10,000      Providence and Worcester Railroad Company...................           71,250
   134,800      The Morgan Group, Inc. -- Class A...........................          572,900
                                                                                  -----------
                                                                                      644,150
                                                                                  -----------

                TOTAL COMMON STOCK -- 93.3% (COST -- $27,924,538)...........      $33,555,079
                                                                                  -----------
                PREFERRED STOCK -- 0.3% (COST -- $132,739)
    35,000      Telos Corporation, 12% Cumulative Exchangeable Preferred*...      $    89,687
                                                                                  -----------
                CLOSED-END FUNDS -- 3.6% (COST -- $1,168,390)
    17,500      Central Securities Corporation..............................      $   494,375
   143,251      Royce Focus Trust, Inc......................................          814,740
                                                                                  -----------
                                                                                  $ 1,309,115
                                                                                  -----------

   FACE
  AMOUNT
----------
                REPURCHASE AGREEMENTS(1) -- 5.2% (COST $1,850,263)
$1,850,263      Fifth Third Bank, 5.35%, dated 12/29/00, due 1/02/01,
                repurchase proceeds: $1,851,363.............................      $ 1,850,263
                                                                                  -----------

                TOTAL INVESTMENTS -- 102.4% (COST $31,075,930)..............      $36,804,144

                LIABILITIES IN EXCESS OF OTHER ASSETS -- (2.4%).............         (854,746)
                                                                                  -----------

                NET ASSETS -- 100.0%........................................      $35,949,398
                                                                                  ===========

 * Non-income producing security.

(1) Repurchase agreements are fully collateralized by U.S. Government obligations.

See notes to financial statements.

SCHWARTZ VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost of $31,075,930) (Note 1)........      $36,804,144
Cash........................................................            4,673
Receivable for securities sold..............................           64,504
Receivable for capital shares sold..........................            4,000
Dividends receivable........................................          119,915
Interest and other income receivable........................           27,340
Other assets................................................           24,038
                                                                  -----------
       TOTAL ASSETS.........................................       37,048,614
                                                                  -----------
LIABILITIES
Payable for capital shares redeemed.........................          306,598
Payable for securities purchased............................          514,831
Distributions payable to shareholders.......................          108,501
Accrued investment advisory fees (Note 2)...................          136,068
Other accrued expenses and liabilities......................           33,218
                                                                  -----------
       TOTAL LIABILITIES....................................        1,099,216
                                                                  -----------
NET ASSETS..................................................      $35,949,398
                                                                  ===========
NET ASSETS CONSIST OF
Paid-in capital.............................................      $30,263,757
Distributions in excess of realized gains...................          (42,573)
Net unrealized appreciation on investments..................        5,728,214
                                                                  -----------
NET ASSETS..................................................      $35,949,398
                                                                  ===========
Shares of beneficial interest outstanding (unlimited number
  of shares authorized, no par value).......................        1,743,071
                                                                  ===========
Net asset value, redemption price, and offering price per
  share.....................................................      $     20.62
                                                                  ===========

See notes to financial statements.

SCHWARTZ VALUE FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends.................................................    $  622,686
  Interest and other income.................................       137,293
                                                                ----------
       TOTAL INVESTMENT INCOME..............................       759,979
                                                                ----------

EXPENSES
  Investment advisory fees (Note 2).........................       558,715
  Administration, accounting and transfer agent fees
     (Note 2)...............................................        75,176
  Trustees' fees and expenses...............................        42,766
  Legal and audit fees......................................        38,324
  Insurance expense.........................................        18,596
  Registration fees.........................................        15,305
  Postage and supplies......................................        10,468
  Custodian fees............................................        10,001
  Reports to shareholders...................................         9,758
  Other expenses............................................         1,480
                                                                ----------
       TOTAL EXPENSES.......................................       780,589
                                                                ----------

NET INVESTMENT LOSS.........................................       (20,610)
                                                                ----------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
  Net realized gains from security transactions.............     1,928,260
  Net realized gains from in-kind redemptions (Note 4)......     1,207,856
  Net change in unrealized appreciation/depreciation on
     investments............................................       216,444
                                                                ----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS............     3,352,560
                                                                ----------

NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $3,331,950
                                                                ==========

See notes to financial statements.

SCHWARTZ VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999

--------------------------------------------------------------------------------

                                                                YEAR ENDED           YEAR ENDED
                                                             DECEMBER 31, 2000    DECEMBER 31, 1999
                                                             -----------------    -----------------
FROM OPERATIONS
  Net investment loss....................................      $    (20,610)        $   (323,254)
  Net realized gains from security transactions..........         1,928,260            2,790,206
  Net realized gains from in-kind redemptions (Note 4)...         1,207,856                   --
  Net change in unrealized appreciation/depreciation on
     investments.........................................           216,444           (4,141,106)
                                                               ------------         ------------
Net increase (decrease) in net assets from operations....         3,331,950           (1,674,154)
                                                               ------------         ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  From net realized gains on investments.................        (1,557,553)          (2,111,109)
  Distributions in excess of realized gains..............           (42,573)            (370,707)
                                                               ------------         ------------
Net decrease in net assets from distributions to
  shareholders...........................................        (1,600,126)          (2,481,816)
                                                               ------------         ------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold..............................         6,650,865            4,815,186
  Reinvestment of distributions to shareholders..........         1,491,625            2,244,904
  Payments for shares redeemed...........................       (15,597,389)         (23,929,076)
                                                               ------------         ------------
Net decrease in net assets from capital share
  transactions...........................................        (7,454,899)         (16,868,986)
                                                               ------------         ------------
TOTAL DECREASE IN NET ASSETS.............................        (5,723,075)         (21,024,956)
NET ASSETS
  Beginning of year......................................        41,672,473           62,697,429
                                                               ------------         ------------
  End of year............................................      $ 35,949,398         $ 41,672,473
                                                               ============         ============
ACCUMULATED NET INVESTMENT INCOME........................      $         --         $         --
                                                               ============         ============
SUMMARY OF CAPITAL SHARE ACTIVITY
  Shares sold............................................           319,988              224,924
  Shares issued in reinvestment of distributions to
     shareholders........................................            72,339              113,724
  Shares redeemed........................................          (760,785)          (1,143,853)
                                                               ------------         ------------
  Net decrease in shares outstanding.....................          (368,458)            (805,205)
  Shares outstanding, beginning of year..................         2,111,529            2,916,734
                                                               ------------         ------------
  Shares outstanding, end of year........................         1,743,071            2,111,529
                                                               ============         ============

See notes to financial statements.

SCHWARTZ VALUE FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH YEAR

--------------------------------------------------------------------------------

                                                   YEAR          YEAR          YEAR          YEAR          YEAR
                                                  ENDED         ENDED         ENDED         ENDED         ENDED
                                                 DEC. 31,      DEC. 31,      DEC. 31,      DEC. 31,      DEC. 31,
                                                   2000          1999          1998          1997          1996
                                                 --------      --------      --------      --------      --------
Net asset value at beginning of year.........    $ 19.74       $ 21.50       $ 23.99       $ 21.19       $ 19.66
                                                 -------       -------       -------       -------       -------
Income from investment operations:
  Net investment income (loss)...............      (0.01)        (0.15)        (0.09)         0.06         (0.02)
  Net realized and unrealized gains (losses)
    on investments...........................       1.84         (0.38)        (2.40)         5.88          3.61
                                                 -------       -------       -------       -------       -------
      Total from investment operations.......       1.83         (0.53)        (2.49)         5.94          3.59
                                                 -------       -------       -------       -------       -------
Less distributions:
  From net investment income.................         --            --            --         (0.06)           --
  From net realized gains on investments.....      (0.92)        (1.05)           --         (3.03)        (2.06)
  In excess of net realized gains on
    investments..............................      (0.03)        (0.18)           --         (0.05)           --
                                                 -------       -------       -------       -------       -------
      Total distributions....................      (0.95)        (1.23)           --         (3.14)        (2.06)
                                                 -------       -------       -------       -------       -------
Net asset value at end of year...............    $ 20.62       $ 19.74       $ 21.50       $ 23.99       $ 21.19
                                                 =======       =======       =======       =======       =======
      Total return...........................        9.3%         (2.5)%       (10.4)%        28.0%         18.3%
                                                 =======       =======       =======       =======       =======
Ratios/Supplementary Data:
Ratio of expenses to average net assets......       2.10%         2.05%         1.94%         1.91%         1.97%
Ratio of net investment income (loss) to
  average net assets.........................      (0.06)%       (0.61)%       (0.39)%        0.24%        (0.08)%
Portfolio turnover rate......................         70%           59%           54%           47%           50%
Net assets at end of year (000's)............    $35,949       $41,672       $62,697       $69,967       $55,105

See notes to financial statements.

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Schwartz Value Fund (the Fund) is a series of Schwartz Investment Trust, a diversified open-end management investment company established as an Ohio Business Trust under a Declaration of Trust dated August 31, 1992. The Fund is registered under the Investment Company Act of 1940 and commenced operations on July 20, 1993. The Fund determines and makes available for publication the net asset value of its shares on a daily basis.

The investment objective of the Fund is to seek long-term capital appreciation. See the Prospectus for more detailed information regarding the investment objectives of the Fund.

The following is a summary of significant accounting policies followed by the
Fund:

     (A) VALUATION OF INVESTMENTS -- Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the day of valuation, or, if not traded on a particular day, at the average of the highest current independent bid and lowest current independent offer; securities traded in the over-the-counter market, not quoted by NASDAQ, are valued at the average of the highest current independent bid and lowest current independent offer as of the close of trading on the day of valuation; and securities (and other assets) for which market quotations are not readily available are valued at their fair market value as determined in good faith pursuant to procedures established by the Board of Trustees.

     (B) INCOME TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to the shareholders. Therefore, no provision for income or excise taxes is necessary.

     The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from accounting principles generally accepted in the United States of America (GAAP), the basis on which these financial statements are prepared. The differences arise primarily from the deferral of certain losses under Federal income tax regulations. Accordingly, the amount of net investment income or loss and net realized capital gain or loss reported in the financial statements may differ from that reported in the Fund's tax return and, consequently, the character of distributions to shareholders reported in the statements of changes and financial highlights may differ from that reported to shareholders for Federal income tax purposes. Distributions which exceed net realized gains for financial reporting purposes but not for tax purposes, if any, are shown as distributions in excess of net realized gains in the accompanying statements. Net investment losses are reclassified to paid-in capital.

     (C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

     (D) DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income and net capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

     (E) REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements (agreements to purchase securities subject to the seller's agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the equivalent of loans by the Fund. The Fund's policy is to take possession of the underlying securities and, on a daily basis, mark to market such securities to ensure that the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the agreement.

     (F) ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (G) ADOPTION OF NEW ACCOUNTING PRINCIPLE -- The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, effective January 1, 2001, including the amortization of premiums and accretion of discounts. The adoption of this Guide will have no effect on the total net assets of the Fund.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The President of the Fund is also the President and Chief Investment Officer of Schwartz Investment Counsel, Inc. (the Adviser). The Chairman of the Board of the Fund is also the President and CEO of Gregory J. Schwartz & Co., Inc. (the Distributor). Certain other officers of the Fund are officers of the Adviser or of Ultimus Fund Solutions, LLC (Ultimus), the administrative, accounting and transfer agent for the Fund.

Pursuant to an Advisory Agreement between the Fund and the Adviser, the Adviser is responsible for the management of the Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Adviser a quarterly fee equal to the annual rate of 1.5% of the average daily net assets up to $75 million; 1.25% of such assets from $75 million to $100 million; and 1% of such assets in excess of $100 million.

The Distributor is the primary agent for the distribution of the Fund and receives fees from the Adviser, not the Fund or its shareholders.

Pursuant to a Mutual Fund Services Agreement between the Fund and Ultimus, effective August 21, 2000, Ultimus provides regulatory and compliance services, calculates the daily net asset value per share, maintains the financial books and records of the Fund, maintains the records of each shareholder's account, and processes purchases and redemptions of the Fund's shares. For the performance of these services, the Fund pays Ultimus a fee, payable monthly, at an annual rate of .15% of its average daily net assets, subject to a minimum monthly fee of $4,000.

Prior to August 21, 2000, administrative services, fund accounting services and transfer agent services were provided to the Fund by Integrated Fund Services (Integrated). For the performance of these services, the Fund paid Integrated a fee, payable monthly, at an annual rate of .22% of average daily net assets up to $25 million; .20% of such assets from $25 million to $100 million; and .15% of such assets in excess of $100 million.

3. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales and maturities of investments other than short-term investments, for the year ended December 31, 2000, were $24,750,972 and $33,523,046, respectively.

4. FEDERAL INCOME TAXES

As of December 31, 2000, net unrealized appreciation of securities was $5,685,584 for federal income tax purposes of which $8,456,067 related to appreciated securities and $2,770,483 related to depreciated securities. The aggregate cost of investments at December 31, 2000 for federal income tax purposes was $31,118,560. The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital losses under income tax regulations and GAAP.

For the year ended December 31, 2000, the Fund reclassified net investment losses of $20,610 against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

During the year ended December 31, 2000, the Fund realized $1,207,856 of net capital gains resulting from in-kind redemptions. Certain shareholders exchanged fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital on the Statement of Assets and Liabilities. Such reclassification has no effect on the Fund's net assets or net asset value per share.

5. FEDERAL TAX INFORMATION FOR SHAREHOLDERS (UNAUDITED)

On December 29, 2000, the Fund declared and paid a long-term capital gain of $0.9494 per share. In January of 2001, shareholders will be provided with Form 1099-DIV which reports the amount per share and tax status of the capital gain distribution paid during calendar year 2000.

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND TRUSTEES OF SCHWARTZ VALUE FUND:

We have audited the accompanying statement of assets and liabilities of Schwartz Value Fund (the "Fund"), including the schedule of investments, as of December 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Schwartz Value Fund as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
January 19, 2001
Dayton, Ohio

SCHWARTZ VALUE FUND
INVESTMENT PHILOSOPHY

--------------------------------------------------------------------------------

Schwartz Value Fund ("SVF") seeks long-term capital appreciation through value investing -- purchasing shares of strong, growing companies at reasonable prices. Because small and medium size companies offer vast reward opportunities, fundamental analysis is used to identify emerging companies with outstanding business characteristics. Sometimes the best values are issues not followed by Wall Street analysts.

Most value investors buy fair companies at an excellent price. SVF attempts to buy excellent companies at a fair price. The essence of value investing is finding companies with great business characteristics which by their nature, offer a margin of safety. A truly fine business requires few assets to provide a consistently expanding stream of income. SVF also purchases shares which are temporarily out-of-favor and selling below intrinsic value.

A common thread in SVF investments is that the market price is below what a corporate or entrepreneurial buyer might be willing to pay for the entire business. The auction nature and the inefficiencies of the stock market are such that SVF can often buy a minority interest in a fine company at a small fraction of the price per share necessary to acquire the entire company.

SCHWARTZ VALUE FUND
a series of
Schwartz Investment Trust
3707 W. Maple Road
Bloomfield Hills, Michigan 48301
(248) 644-8500

BOARD OF TRUSTEES
Donald J. Dawson, Jr.
Fred A. Erb
John J. McHale
Sidney F. McKenna
George P. Schwartz, CFA
Gregory J. Schwartz, Chairman

OFFICERS
George P. Schwartz, CFA, President
Richard L. Platte, Jr., CFA, V.P./Secretary
Timothy S. Schwartz, Treasurer
Robert G. Dorsey, CPA, Assistant Secretary
John F. Splain, Assistant Secretary
Mark J. Seger, CPA, Assistant Treasurer

INVESTMENT ADVISER
SCHWARTZ INVESTMENT COUNSEL, INC.
3707 W. Maple Road
Bloomfield Hills, Michigan 48301

DISTRIBUTOR
GREGORY J. SCHWARTZ & CO., INC.
3707 W. Maple Road
Bloomfield Hills, Michigan 48301

CUSTODIAN
FIFTH THIRD BANK
38 Fountain Square Plaza
Cincinnati, Ohio 45263

ADMINISTRATOR
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

AUDITORS
DELOITTE & TOUCHE LLP
1700 Courthouse Plaza Northeast
Dayton, Ohio 45402

LEGAL COUNSEL
SULLIVAN & WORCESTER LLP
1025 Connecticut Avenue, N.W.
Washington, D.C. 20036

SCHWARTZ VALUE FUND is a 100% no-load diversified investment company (a mutual fund). The investment objective is long-term capital appreciation.

                                    SCHWARTZ
                                   VALUE FUND
                                  A SERIES OF

                                    SCHWARTZ
                                INVESTMENT TRUST

LOGO
                                 ANNUAL REPORT

                               FOR THE YEAR ENDED

                               DECEMBER 31, 2000